VOYA INVESTORS TRUST
Voya Large Cap Growth Portfolio (the “Portfolio”)
Supplement dated May 1, 2025
to the Portfolio’s Adviser Class, Institutional Class, Class R6, Service Class, and Service 2 Class Shares’
Summary Prospectus and Prospectus, each dated May 1, 2025 (together, the “Prospectuses”)
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
In accordance with recent changes to regulatory disclosure requirements regarding investment company names, the Portfolio’s policy to invest in accordance with the investment focus that the Portfolio’s name suggests (the “80% Investment Policy”) is changed effective June 30, 2025 (the “Effective Date”), as set forth below.
Current 80% Investment Policy	New 80% Investment Policy as of the
Effective Date
Under normal market conditions, the Portfolio	Under normal circumstances, the Portfolio invests
invests at least 80% of its net assets (plus	at least 80% of its net assets (plus the amount of
borrowings for investment purposes)	any borrowings for investment purposes) in
in common stocks of large-capitalization	investments tied to large-capitalization growth
companies.	companies.
Although the Portfolio’s new 80% Investment Policy and related disclosure changes are set forth in the Portfolio’s Prospectuses, these changes will not be effective until the Effective Date. Until the Effective Date, the Portfolio’s current 80% Investment Policy and related disclosure, as set forth in the table below under the heading “Current Disclosure”, will continue in effect and supersede the disclosure in the first paragraph in the section of the Prospectuses entitled “Principal Investment Strategies” (which, for reference, is set forth in the table below under the heading “Disclosure as of the Effective Date”).
Current Disclosure	Disclosure as of the Effective Date
Under normal market conditions, the Portfolio	Under normal circumstances, the Portfolio
invests at least 80% of its net assets (plus borrowings	invests at least 80% of its net assets (plus the
for investment purposes) in common stocks of large-	amount of any borrowings for investment
capitalization companies. The Portfolio will provide	purposes) in investments tied to large-
shareholders with at least 60 days’ prior notice of any	capitalization growth companies. For purposes
change in this investment policy.	of this 80% policy, large-capitalization growth
companies means companies with market
The Portfolio normally invests in companies that the	capitalizations that fall within the capitalization
sub-adviser (the “Sub-Adviser”) believes have above-	range of companies within the Russell 1000®
average growth prospects. For this Portfolio, the Sub-	Growth Index (the “Index”) and that the
Adviser defines large-capitalization companies as	Portfolio expects to generate capital
companies with market capitalizations that fall within	appreciation.
the range of companies within the Russell 1000®
Growth Index (the “Index”) at the time of purchase.
In addition, the section of the Prospectus entitled “Additional Information About 80% Investment Policies Related to Portfolio Names” is inapplicable to the Portfolio until the Effective Date.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE. THIS SUPPLEMENT WILL EXPIRE ON THE EFFECTIVE DATE.
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